                                                            For Current Income

                                                Strategic Income Fund


                          (Photo of illustration from
                            Current Income Brochure)


service and guidance



                                  professional management
goals




                                                             1998
                                                      Semi-Annual
                                                           Report




(Logo here)
professional

        professional management

management


MORE THAN 69 YEARS
of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.


(various photos demonstrating service and guidance, professional management and goals)

                           goals



                                     goals


                                                 WHATEVER YOUR GOALS, the years
                                                 ahead will be shaped by choices
                                                 you make today. Delaware offers
                                                 many options that can be an
                                                 appropriate part of a sound
                                                 investment plan.



                            service and
                            guidance

                         service and guidance


                                 DELAWARE BELIEVES THAT THE GUIDANCE of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

                                                                     for current
                                                                        income
                                                                          1

February 18, 1998

Dear Shareholder:

THE VIGOROUS PERFORMANCE OF THE U.S. economy, relative to the rest of the world, presented a double-edged sword for Strategic Income Fund during the first half of the 1998 fiscal year.
        We benefited from a strong North American bond market. However, the U.S. dollar rose in value relative to many European currencies. This reduced the potential returns from your Fund's overseas bonds.
        Strategic Income Fund provided a total return of +4.54% for the six months ended January 31, 1998 (for Class A shares at net asset value with distributions reinvested). This outpaced the average of our peers as shown below. The Fund's returns were slightly less than its benchmark - the Lehman Brothers Aggregate Bond Index - which is composed entirely of domestic bonds.
        Robust U.S. economic growth during the first half of fiscal 1998 helped create an exceptional environment for high-yield, higher risk bonds.
Your Fund benefited by having the largest share of its net assets allocated to this sector. Default rates by corporate issuers fell to historic lows while both the supply and investor demand for high-yield bonds increased.
        At the start of the 1998 fiscal year, we were concerned about a possible increase in interest rates. Unemployment was at its lowest level in over a generation, suggesting that employers' costs would increase - triggering higher inflation. Remarkably, consumer and producer price increases were milder than many economists anticipated.

ROBUST U.S. ECONOMIC GROWTH DURING THE FIRST HALF OF FISCAL 1998 HELPED
CREATE AN EXCEPTIONAL ENVIRONMENT FOR HIGH-YIELD, HIGHER RISK BONDS. YOUR FUND BENEFITED BY HAVING THE LARGEST SHARE OF ITS NET ASSETS ALLOCATED TO THIS SECTOR.

        Since this past July, the Fund has been underweighted in bonds issued by Pacific Rim governments and corporations, and this helped us outperform most other comparable mutual funds. The prices of many bonds issued by Asian countries and businesses have suffered in recent months from the combined effects of currency devaluation and a regional credit crunch.

CUMULATIVE RETURN
-------------------------------------------------------------------------------
                                                         Six Months Ended
                                                         January 31, 1998
-------------------------------------------------------------------------------
Strategic Income Fund A Class                                +4.54%
Lipper Multi-Sector Fund Average (96 Funds)                  +3.29%
Lehman Brothers Aggregate Bond Index                         +4.90%
-------------------------------------------------------------------------------

All performance shown above is calculated at net asset value and assumes reinvestment of all distributions. Past performance does not guarantee future results. Complete Fund performance for all classes can be found on page 9.

for current
  income
    2

        When selecting foreign bonds for the Fund's portfolio we rely on inflation-adjusted income potential as a key measure of value and place a great importance on quality - investing in foreign bonds rated "A" or better by Standard and Poor's.
        The Consumer Price Index (CPI) rose just 1.7% for the 1997 calendar year, the smallest increase since 1986. We believe developments in Asia could slow the U.S. economy enough to further cool inflationary pressures in the year ahead.
         Our sentiments seemed to be shared by the Federal Reserve Board. The nation's monetary watchdog left the federal funds rate (the interest rate that banks charge each other for overnight loans) unchanged at 5.50% at its February 6, 1998 meeting.

SINCE THIS PAST JULY, THE FUND HAS BEEN UNDERWEIGHTED IN BONDS ISSUED BY PACIFIC RIM GOVERNMENTS AND CORPORATIONS, AND THIS HELPED US OUTPERFORM MOST OTHER COMPERABLE MUTUAL FUNDS.

        Between July and January, the difference in yield between long and short-term investment grade bonds in the U.S. narrowed, reducing the added income potential normally associated with extending the maturity of a bond portfolio. We have focused on securities in the intermediate range of five to 10 years, which we believe offer investors a more attractive risk/reward ratio than longer term bonds.
        The potential returns from U.S. Treasury bonds were attractive during the first half of 1998. Bond prices rose sharply. Washington's spending restraint, changes in tax policy and a strong U.S. economy enabled the federal government to project a modest budget surplus for the first time since 1969.
        On the pages that follow, your Fund's portfolio managers - Paul A. Matlack and Paul Grillo, based in Philadelphia, and Ian Sims, based in London, explain Strategic Income Fund's investment strategy and positioning since July. They also share their outlook for the balance of 1998.


Sincerely,


/s/ Wayne A. Stork
---------------------
Wayne A. Stork
Chairman

/s/ Jeffrey J. Nick
---------------------
Jeffrey J. Nick
President and Chief Executive Officer
                                                                     for current
                                                                        income
                                                                          3

Portfolio Managers' Review

INVESTMENT STRATEGY
STRATEGIC INCOME FUND SEEKS TO provide high current income and total return by investing primarily in fixed-income securities such as U.S. government bonds, investment grade corporate bonds, high-yield U.S. corporate bonds and foreign investment grade bonds.

        When comparing sectors within the bond market, we weigh the risks and potential rewards. Among the factors we examine are interest rate trends, changes in the U.S. economy and inflation. When investing overseas, we examine the potential political, economic and currency risks.
        Between 20% and 60% of the Fund's net assets may be invested in any one bond category. The Fund may also invest up to 10% of its net assets in U.S. stocks to increase total return potential. We believe that diversifying among asset classes can potentially reduce the Fund's risk profile.

A RECORD YEAR FOR U.S.
HIGH-YIELD BONDS
Consistently strong credit quality provided us with ample opportunity to select both new and seasoned high-yield bonds for Strategic Income Fund during the first half of fiscal 1998. We did especially well with new bond issues, which offered attractive income, relative safety of principal, and, in some cases, capital appreciation potential as bond prices rose sharply this past autumn.

WE DID ESPECIALLY WELL WITH NEW BOND ISSUES, WHICH OFFERED ATTRACTIVE INCOME, RELATIVE SAFETY OF PRINCIPAL, AND, IN SOME CASES, CAPITAL APPRECIATION POTENTIAL AS BOND PRICES ROSE SHARPLY THIS PAST AUTUMN.

        Strategic Income Fund's approach to high yield bond investing emphasizes income and stresses capital preservation over appreciation. We strive to achieve this by investing in bonds rated either B or BB, the two highest non-investment grade ratings.


PORTFOLIO HIGHLIGHTS AND ASSET MIX
-------------------------------------------------------------------------------
JANUARY 31, 1998

U.S. Investment Grade
Corporate Bonds          4.50%                                      January 31,
Foreign Bonds           24.60%                                         1998
Mortgage -
Related Securities      11.70%    Average Quality                       BBB
U.S. Treasuries          6.90%    Average Effective Duration         4.6 years
Asset-Backed Securities  3.60%    Average Effective Maturity         6.9 years
Cash Equivalents         3.50%    Thirty-Day Current SEC Yield         7.13%*
U.S. High-Yield Bonds    45.2%    Number of Issues                      143

*For A Class shares measured according to Securities and Exchange Commission guidelines. Thirty-day current SEC yield for B and C classes was 6.71% as of January 31, 1998. Institutional Class yield was 7.76%
for current
  income
    4

        During the first half of 1998, we focused on:
o bonds rated B in industries whose prospects appeared to be clearly defined;
o new bond offerings of at least
  $100 million, and;
o U.S. companies with experienced management teams and underlying financial strength.
        Overall, high-yield bonds provided higher total returns than any other fixed-income category for the first half of fiscal 1998. Senior debt (bonds that have priority in the event of a bankruptcy) and bonds with a long duration (increased sensitivity to interest rates) performed well, especially in the telecommunications and media sectors.
        As of January 31, 1998, the domestic corporate high-yield bond market offered an additional 310 basis points (3.1%) in income potential over comparable maturity Treasuries. This yield premium can compensate investors for the added risks of investing in bonds of corporations whose credit ratings are less than BBB and which have no U.S. government guarantees.
        During the 1990's, average credit quality has jumped three grades from B- to BB- while the default rate has fallen from more than 10% to less than 1%. As of early 1998, the market had just over doubled in size to approximately $470 billion in bonds outstanding, issued by more than 1,200 domestic companies, according to Donaldson Lufkin & Jenrette.

FOREIGN BONDS:
THE UK LED THE WAY
Financial problems in Asia made the first half of fiscal 1998 a challenging year for global bond investors. Strategic Income Fund had the good fortune of being minimally exposed to volatile Pacific Rim markets.

WE SEARCH THE WORLD FOR HIGH INCOME POTENTIAL
-------------------------------------------------------------------------------
YIELDS MEASURED IN U.S. DOLLARS

Y               U.S. Treasuries     New Zealand Government Bonds    British Corporate Bonds      South African Government Bonds
E
A     3 months        5.18%                       8.66%                      7.50%                             15.10%
R     6 months        5.23%                       8.50%                      7.56%                             14.80%
S     1 Year          5.23%                       7.46%                     14.70%
      2 Years         5.31%                       7.36%                      7.00%                             14.01%
T     3 Years         5.33%                       7.21%                      6.51%                             13.68%
O     4 Years         7.08%                       6.66%
      5 Years         5.38%                       6.48%                     13.52%
M     6 Years         6.92%                      13.66%
A     7 Years                                     6.45%
T     8 Years                                    13.47%
U    10 Years         5.51%                       6.78%                      6.31%                             13.66%
R    15 Years                                     6.75%                      6.86%                             13.55%
I    20 Years                                     6.38%                     13.61%
T    30 Years          5.8%
Y                                                           YIELD

The above illustration is not intended to represent the yield of Strategic Income Fund. Past performance does not guarantee future results. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. government. Source: Bloomberg Business News for current
                                                                        income
                                                                          5

        Europe fared substantially better as governments adopted tighter fiscal controls in order to qualify for the forthcoming European Monetary Union. As of mid-year nearly half of your Fund's foreign bond component was allocated to European securities.
        One country that provided both superior income and where bond prices have risen since the summer is the United Kingdom, whose bonds have been helped by the relative strength of the British pound.
         In selecting foreign bonds for the Fund's portfolio, we rely on income potential as a key measure of value. Our research focuses on long-term factors such as inflation and trends that can be analyzed with reasonable certainty.

ONE COUNTRY THAT PROVIDED BOTH SUPERIOR INCOME AND WHERE BOND PRICES HAVE RISEN SINCE THE SUMMER IS THE UNITED KINGDOM, WHOSE BONDS HAVE BEEN HELPED BY THE RELATIVE STRENGTH OF THE BRITISH POUND.

        Your Fund's largest country weighting outside the U.S., as of January 31, 1998, was South Africa (5.7% of net assets). Yields on intermediate-term South African bonds remain exceptionally attractive - 13.5% in U.S. dollars, or more than twice the income potential of many European countries. While still technically an emerging market country, we believe the South African economy exhibits a much greater degree of stability than can be found in other areas of the world such as the Pacific Rim.

(photo of globes)

        One Pacific Rim country's bonds that performed well during the summer was New Zealand. During this time, the country's bonds provided an extra 100 basis points (1%) of yield, on average, relative to U.S. Treasury securities with comparable maturities. However, late in the fall New Zealand bond prices started to suffer from the fallout of currency and fiscal problems in Asian countries.
        Strategic Income Fund did not have currency hedges in place during the first half of fiscal 1998, and this lowered the return on our foreign bonds as the dollar increased in value relative to other currencies. Generally, we strive to protect the dollar value of our investments through defensive currency hedging if we can do so without adversely affecting the Fund's income potential.

INVESTMENT GRADE U.S. BONDS
Low inflation and Washington's commitment to balance the Federal budget helped generate robust returns from higher quality U.S. bonds during the first half of fiscal 1998.
        Your Fund sought to maximize income and provide an attractive return from this sector by focusing on mortgage-backed securities such as Government National Mortgage Association (GNMA) bonds. These were complemented by U.S. Treasuries and high quality corporate bonds.

for current
  income
    6

        Mortgage securities carry the risk that property owners will prepay what they owe - requiring bondholders to reinvest that money - often at lower interest rates. Investors began to fear during the fall of 1997 that refinancing activity would increase sharply, and prices of mortgage securities consequently suffered.
        Your Fund's management seeks to mitigate refinancing risk by investing in mortgages that have refinancing penalties paid by the borrower if the mortgage loan is paid off early. We also sought older mortgages and pools of mortgages with low loan balances.
        Homeowners with low mortgage balances are not as likely to refinance as homeowners with a bigger debt load, according to CS First Boston. This is because the potential interest savings are less, all other things being equal. When targeting low loan balance pools, we seek investments where the maximum loan size is no more than $85,000 and the average loan balance of the entire pool is $65,000 or lower.

WE EXPECT TO MAINTAIN A STRONG WEIGHTING IN THE U.S. HIGH-YIELD CORPORATE BOND MARKET BECAUSE OF THE UNDERLYING STRENGTH OF THE U.S. ECONOMY.

        Among Strategic Income Fund's investment grade corporate bond holdings are bonds issued by banks and other financial services companies. Our holdings also include Yankee bonds, which are dollar denominated bonds issued in the U.S. by foreign banks and corporations. The bonds are issued in the U.S. when market conditions here are more favorable than in Europe.
        One series of bonds that performed well for us during the first half of fiscal 1998 was the debt of Credit Foncier de France, a commercial bank whose credit rating had suffered as a result of weak lending practices. We bought the bonds shortly before the French government assumed control of the bank last year, and the bank's credit quality was later placed on a positive credit watch by both Moody's Investors Service and Standard & Poor's.

OUTLOOK
We believe that selected bonds in the U.S. and abroad can continue to offer attractive income and total return potential for the remainder of 1998. In the coming months, we expect to maintain a strong weighting in the U.S. high-yield corporate bond market because of the underlying strength of the U.S. economy and the superior income potential offered by non-investment grade bonds.
        An expanding U.S. economy and a tight labor market often lead to wage increases and consequently, an acceleration of inflation.
        However, we believe that interest rates are unlikely to rise significantly from current levels, in part because of the deflationary effects of financial turmoil in the Pacific Rim. As the region recovers, we for current
                                                                       income
                                                                         7

believe many Asian countries will increase exports to the U.S. in order to rebuild their economies and pay down debt. This increased supply of goods and services may help limit consumer price increases.
        Washington's apparent commitment to balancing the federal budget also bodes well for domestic bond investors as we believe the U.S. government will need less capital from private investors to finance operations. A reduced supply of government securities can lead to lower interest rates, assuming investor demand remains steady.
        Overseas, we are optimistic about the economic prospects of the United Kingdom. The U.K. has taken steps to make the Bank of England - the U.K.'s central bank - more independent, similar to the U.S. Federal Reserve Board. We take this as a sign that inflation there is likely to remain tame.

        By selecting from a global pool of bonds with a disciplined approach, we believe we can position the Fund to take advantage of the most attractive fixed income opportunities around the world in 1998. Your Fund's diversification strategy may also help temper the effects of potential bond market volatility in any one country or sector.

PAUL A. MATLACK
Delaware Management Company
U.S. High-Yield Bonds

PAUL GRILLO
Delaware Management Company
U.S. Investment Grade Bonds

IAN SIMS
Delaware International Advisers Ltd.
Foreign Bonds

February 18, 1998

FIXED-INCOME DIVERSIFICATION HAS HISTORICALLY
GENERATED ATTRACTIVE RETURNS AND REDUCED RISK
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS JANUARY 1988 - JANUARY 1998

                                             Average Annual
                                              Total Return       Volatility
Lehman Brothers High-Yield Bond Index            11.49%             6.88%
Lehman Brothers Global Bond Index                 7.91%             9.19%
Lehman Brothers Aggregate Bond Index              8.94%             4.18%
Equal Mix of Each Index                           9.59%             4.52%

*As measured by standard deviation. This illustration is not intended to represent the performance or asset allocation of Strategic Income Fund. Past performance is not a guarantee of future results. Each index is unmanaged. The Lehman Brothers Aggregate Bond Index consists of investment-grade domestic bonds, the Global Bond Index includes both domestic and overseas bonds and the High-Yield Bond Index includes higher-risk domestic bonds with credit ratings lower than BBB. Source: Lipper Analytical Services.

for current
  income
    8
STRATEGIC INCOME FUND PERFORMANCE
-----------------------------------------------
MONTHLY INCOME FROM A $100,000 INVESTMENT
OCTOBER 1, 1996 TO JANUARY 31, 1998

Nov-96  $643
Dec-96  $647
Jan-97  $651
Feb-97  $655
Mar-97  $660
Apr-97  $664
May-97  $668
Jun-97  $673
Jul-97  $677
Aug-97  $682
Sep-97  $686
Oct-97  $690
Nov-97  $694
Dec-97  $699
Jan-98  $704

With continuous reinvestment of dividends, a $100,000 investment in Strategic Income Fund on October 1, 1996 would have provided $10,095 in dividends through January 31, 1998.
Chart assumes a $100,000 investment on October 1, 1996, includes the effect of a 3.75% front-end sales charge and reinvestment of dividends. Performance of other Fund classes will vary due to other charges and expenses. Past performance does not guarantee future results. A $2,272 capital gains distribution was made on Nov. 21, 1997. The chart assumes this was taken in cash.

STRATEGIC INCOME FUND PERFORMANCE
-------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JANUARY 31, 1998

                                            Lifetime               One Year
-------------------------------------------------------------------------------
Class A (Est. 10/1/96)
    Excluding Sales Charge                  +11.10%                 +10.65%
    Including Sales Charge                   +7.19%                  +5.38%
-------------------------------------------------------------------------------
Class B (Est. 10/1/96)
    Excluding Sales Charge                  +10.39%                  +9.91%
    Including Sales Charge                   +7.48%                  +5.91%
-------------------------------------------------------------------------------
Class C (Est. 10/1/96)
    Excluding Sales Charge                  +10.39%                  +9.90%
    Including Sales Charge                  +10.39%                  +8.90%

Strategic Income Fund invests a portion of its portfolio in high-yield bonds, which involves greater risks than investing in higher quality fixed-income securities. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed.

A voluntary expense limitation of 0.75% has been in effect since inception. Performance would have been lower if the expense limitation was not in effect.
Class A shares have a maximum 4.75% front-end sales charge and a 12b-1 fee of 0.25%.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total return for the lifetime, and one-year periods and six-month cumulative return for the period ended January 31, 1998, for Strategic Income Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts was +11.42%, +10.99% and +4.70% respectively.

                                                            for current income 9
Financial Statements
DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT*        VALUE
                                                                       (U.S. $)
                                                  ------------------------------
CORPORATE BONDS - 49.67%
Aerospace & Defense - 1.12%
Atlas Air sr notes 10.75% 08/01/05 ...............     $  350,000     $  376,250
                                                                      ----------
                                                                         376,250
                                                                      ----------
BANKING, FINANCE & INSURANCE - 3.52%
Credit Foncier de France sr sub notes
 8.00% 01/14/02  .................................        200,000        211,500
Highwoods/Forsyth LP notes
 6.835% 01/31/03  ................................        200,000        202,500
Olympic Financial Units 11.50% 03/15/07 ..........        350,000        350,000
Southern Investments United Kingdom sr notes
 6.375% 11/15/01  ................................        150,000        149,625
Summit Bancorp sub notes 8.625% 12/10/02 .........        100,000        110,375
U.S. Bancorp sub notes 8.125% 05/15/02 ...........        150,000        161,438
                                                                      ----------
                                                                       1,185,438
                                                                      ----------
BUILDING & MATERIALS - 5.05%
American Architectural sr notes
 11.75% 12/01/07  ................................        500,000        517,500
American Builders and Contractors sr sub notes
 10.625% 05/15/07  ...............................        300,000        313,875
American Standard sr notes 7.375% 02/01/08 .......        500,000        500,625
Reliant Building sr sub notes
 10.875% 05/01/04  ...............................        350,000        368,813
                                                                      ----------
                                                                       1,700,813
                                                                      ----------
CABLE, MEDIA & PUBLISHING - 2.33%
American Banknote sr sub notes
 11.25% 12/01/07  ................................        300,000        303,750
American Lawyer Media sr notes
 9.75% 12/15/07  .................................        300,000        311,250
Turner Broadcasting 8.375% 07/01/13 ..............        150,000        170,250
                                                                      ----------
                                                                         785,250
                                                                      ----------
CONSUMER PRODUCTS - 2.52%
Drypers sr notes 10.25% 06/15/07 .................        350,000        365,313
Pen-Tab Industries sr sub notes
 10.875% 02/01/07  ...............................        125,000        122,656
Precise Technology sr sub notes
 11.125% 06/15/07  ...............................        350,000        361,813
                                                                      ----------
                                                                         849,782
                                                                      ----------
ENERGY - 8.64%
Panaco sr notes 10.625% 10/01/04 .................      1,250,000      1,268,750
Prestolite Electric sr notes 9.625% 02/01/08 .....        200,000        204,500
Rutherford-Moran Oil sr sub notes
 10.75% 10/01/04  ................................        250,000        267,500
Southwest Royalties 10.50% 10/15/04 ..............        325,000        312,000
Transamerican Energy sr notes
 11.50% 06/15/02  ................................        475,000        483,906
United Refining sr unsec notes
 10.75% 06/15/07  ................................        350,000        374,063
                                                                      ----------
                                                                       2,910,719
                                                                      ----------

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT*        VALUE
                                                                       (U.S. $)
                                                  ------------------------------
CORPORATE BONDS (CONTINUED)
Food, Beverage & Tobacco - 5.45%
Ameriking sr notes 10.75% 12/01/06 .............      $  250,000      $  264,063
Big V Supermarkets sr sub notes
 11.00% 2/15/04  ...............................         350,000         369,250
CFP Holdings sr notes 11.625% 01/15/04 .........         175,000         173,688
Community Distributors sr notes
 10.25% 10/15/04  ..............................         400,000         415,000
DiGiorgio sr notes 10.00% 06/15/07 .............         350,000         347,813
Fleming sr sub notes 10.50% 12/01/04 ...........         250,000         265,938
                                                                      ----------
                                                                       1,835,752
                                                                      ----------
HEALTHCARE & PHARMACEUTICALS - 0.38%
Cardinal Health notes 6.00% 01/15/06 ...........         130,000         129,188
                                                                      ----------
                                                                         129,188
                                                                      ----------
INDUSTRIAL MACHINERY - 1.54%
Elgin National Industry sr notes
11.00% 11/01/07  ...............................         400,000         424,000
Embotelladora Andina notes 7.00% 10/01/07 ......         100,000          96,250
                                                                      ----------
                                                                         520,250
                                                                      ----------
LEISURE, LODGING & ENTERTAINMENT - 1.85%
American General Institute Cap A
 7.57% 12/01/46  ...............................         100,000         103,750
Trump Atlantic City 1st mtg notes
 11.25% 05/01/06  ..............................         100,000         102,000
Trump Atlantic City Association Funding
 11.25% 05/01/06  ..............................         400,000         417,000
                                                                         622,750
PACKAGING & CONTAINERS - 1.50%
Portola Packaging sr notes 10.75% 10/01/05 .....         150,000         161,438
Riverwood International sr sub notes
 10.875% 04/01/08  .............................         350,000         345,625
                                                                      ----------
                                                                         507,063
                                                                      ----------
RETAIL - 2.48%
Central Tractor sr notes 10.625% 04/01/07 ......          75,000          80,438
Chief Auto Parts sr sub notes
 10.50% 05/15/05  ..............................         250,000         252,188
Wilsons The Leather Expert sr notes
 11.25% 08/15/04  ..............................         500,000         501,875
                                                                      ----------
                                                                         834,501
                                                                      ----------
TELECOMMUNICATIONS - 5.72%
BTI Telecom sr notes 10.50% 09/15/07 ...........         350,000         375,375
Fisher Scientific International sr sub notes
 9.00% 02/01/08  ...............................         500,000         513,125
Highwaymaster Communications sr notes
 13.75% 09/15/05  ..............................         250,000         262,500
Iridium LLC/Capital sr notes 11.25% 07/15/05 ...         500,000         510,625
Telegroup sr notes 10.50% 11/01/04 .............         325,000         266,906
                                                                      ----------
                                                                       1,928,531
                                                                      ----------

10 for current income

STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT*        VALUE
                                                                       (U.S. $)
                                                  ------------------------------
CORPORATE BONDS (CONTINUED)
TEXTILES, APPAREL & FURNITURE - 2.84%
Anvil Knitwear sr notes
 10.875% 03/15/07  ...........................     $    300,000     $    312,375
Brazo Sportswear 10.50% 07/01/07 .............          250,000          250,313
J Crew Group debs 0.00% 10/15/08 .............          275,000          135,094
Scovill Fasteners sr notes
 11.25% 11/30/07  ............................          250,000          260,000
                                                                    ------------
                                                                         957,782
                                                                    ------------
TRANSPORTAITON & SHIPPING - 2.84%
Continental Airlines pass through certificates
 6.80% 01/02/09  .............................           75,000           76,268
Federal Express pass through cert
 7.65% 01/15/14  .............................          100,000          108,625
Federal Express pass through cert
 7.85% 01/30/15  .............................              401              438
International Shipholdings sr notes
 7.75% 10/15/07  .............................          175,000          174,563
Offshore Logistics sr notes
 7.875% 01/15/08  ............................          250,000          251,250
Pegasus Shipping Hellas sr mtg notes
 11.875% 11/15/04  ...........................          350,000          347,813
                                                                    ------------
                                                                         958,957
                                                                    ------------
MISCELLANEOUS - 1.89%
Pronet sr sub notes 11.875% 06/15/05 .........   C$     350,000          378,000
Spinnaker Industries sr notes
 10.75% 10/15/06  ............................          250,000          260,000
                                                                    ------------
                                                                         638,000
                                                                    ------------
Total Corporate Bonds (cost $16,435,195) .....                        16,741,026

FOREIGN BONDS - 24.61%
Australia - 1.96%
Australian Government 13.00% 07/15/00 ........   A$     200,000          161,436
Bank of Austria 10.875% 11/17/04 .............          150,000          127,339
Commerzbank 10.50% 01/19/00 ..................          200,000          149,377
Queensland Treasury Global
 8.00% 08/14/01  .............................          300,000          221,595
                                                                    ------------
                                                                         659,747
                                                                    ------------
CANADA - 2.26%
Electric Power Development
 10.375% 09/27/01  ...........................   C$     200,000          159,034
General Electric Capital of Canada
 7.125% 02/12/04  ............................           80,000           59,151
Government of Canada 10.25% 03/15/14 .........          300,000          307,053
InterAmerica Development Bank Notes
 7.25% 11/03/03  .............................          100,000           74,367
Kansai International Airport
 8.00% 07/02/03  .............................           80,000           60,970
Kingdom of Norway 8.375% 01/27/03 ............          130,000          100,192
                                                                    ------------
                                                                         760,767
                                                                    ------------
GREECE - 1.79%
European Investment Bank
 17.50% 03/08/99  ............................  Grd  30,000,000          107,779
Hellenic Republic 11.00% 11/26/99 ............      120,000,000          388,863

--------------------------------------------------------------------------------
                                                        PRINCIPAL      MARKET
                                                         AMOUNT*        VALUE
                                                                       (U.S. $)
                                                  ------------------------------
FOREIGN BONDS (CONTINUED)
GREECE (CONTINUED)
International Finance 15.25% 5/11/99 ......... Grd   30,000,000     $    105,579
                                                                    ------------
                                                                         602,221
                                                                    ------------
ITALY - 2.61%
European Investment Bank
 12.75% 02/15/00  ............................ Itl  300,000,000          190,773
Italian Government 9.50% 02/01/01 ............      500,000,000          311,859
Italian Government 12.00% 01/01/03 ...........      530,000,000          379,180
                                                                         881,812
NEW ZEALAND - 3.93%
New Zealand Government 6.50% 02/15/00 ........ NZ$      400,000          231,255
New Zealand Government 8.00% 02/15/01 ........          350,000          209,908
New Zealand Government 8.00% 11/15/06 ........        1,400,000          884,421
                                                                    ------------
                                                                       1,325,584
                                                                    ------------
SOUTH AFRICA - 5.68%
Electric Supply Communication
 11.00% 06/01/08  ............................ Zar    3,500,000          606,725
Republic of South Africa 12.50% 01/15/02 .....        6,650,000        1,308,817
                                                                    ------------
                                                                       1,915,542
                                                                    ------------
SWEDEN - 3.62%
Swedish Government 8.00% 08/15/07 ............ Sk     1,000,000          144,624
Swedish Government 10.25% 05/05/00 ...........        1,800,000          246,318
Swedish Government 10.25% 05/05/03 ...........        5,500,000          828,902
                                                                    ------------
                                                                       1,219,844
                                                                    ------------
UNITED KINGDOM - 2.76%
Abbey National Treasury 8.00% 04/02/03 ....... Gbp       80,000          137,170
Anglian Water 12.00% 01/07/14 ................           60,000          145,289
Blue Circle 10.75% 11/29/13 ..................           40,000           87,190
BOC Group 6.75% 02/18/04 .....................           75,000          121,635
Glaxo Wellcome 8.75% 12/01/05 ................           60,000          109,915
J. Sainsbury 8.25% 12/22/00 ..................           30,000           50,521
John Lewis 10.50% 01/23/14 ...................           40,000           87,353
Nippon Telegraph & Telephone
 10.875% 05/10/01  ...........................           30,000           54,376
Pearson 10.50% 06/13/08 ......................           40,000           81,314
Thames Water Utilities 10.50% 11/21/01 .......           30,000           54,529
                                                                         929,292
                                                                    ------------
Total Foreign Bonds (cost $8,875,671) ........                         8,294,809
                                                                    ------------

AGENCY MORTGAGE-BACKED SECURITIES - 3.45%
Federal Home Loan Mortgage
 6.00% 11/01/26  .............................     $     63,828           63,070
Federal National Mortgage Association
 5.75% 01/25/22  .............................          100,000           97,738
Federal National Mortgage Association
 6.00% 02/01/05  .............................          100,000           99,750
Government National Mortgage Association
 6.50% 12/15/23  .............................           96,545           96,484
Government National Mortgage Association
 6.50% 02/01/28  .............................          670,000          666,441
Government National Mortgage Association
 9.50% 09/15/17  .............................           61,246           67,122
                                                           for current income 11

STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT*        VALUE
                                                                        (U.S. $)
                                                  ------------------------------
AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
 10.00% 07/15/17  ..................................    $   67,351    $   74,654
                                                                      ----------
Total Agency Mortgage-Backed Securities
 (cost $1,159,148)  ................................                   1,165,259
                                                                      ----------

ASSET-BACKED SECURITIES - 3.62%
ADVANTA Series 93-1A2 5.95% 5/25/09 ................        99,402        98,165
CIT Group Securitization-Series 95-2 A2
 6.00% 05/15/26  ...................................        97,693        97,908
Countrywide Home Equity Loan-Series 97-1 A4
 6.95% 05/25/21  ...................................       150,000       152,508
First Union Residential Securitization Trust-Series
 96-2 A2 6.46% 09/25/11  ...........................       140,000       140,306
MetLife Capital Equipment Loan Trust-Series 97-AA
 6.85% 05/20/08  ...................................       150,000       155,160
NationsCredit Grantor Trust-Series 97-2 A1
 6.35% 04/15/14  ...................................        93,407        94,428
Oakwood Mortgage Investors-Series 97C A3
 6.65% 11/15/27  ...................................        75,000        76,031
Standard Credit Card Master Trust Series 93-2 A
 5.95% 09/07/03  ...................................       150,000       150,000
The Money Store Home Equity Trust-Series 97-AA9
 7.235% 04/15/27  ..................................       100,000       103,859
World Omni Automobile Lease Securitization-Series
 97-B A4 6.20% 11/25/03  ...........................       150,000       151,266
                                                                      ----------
Total Asset-Backed Securities
 (cost $1,196,163)  ................................                   1,219,631
                                                                      ----------

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.24%
Asset Securitization
Series 97-D5 A3 7.11% 02/14/41 .....................       200,000       206,688
Series 97-D5 A1E 6.93% 02/14/41 ....................       150,000       154,570
Series 97-D4 A1A 7.35% 04/14/29 ....................        86,213        89,688
Series 96-D2 A1 6.92% 02/14/29 .....................       193,438       202,172
Series 96-D3 A1B 7.21% 10/13/26 ....................       100,000       105,781
Contitrade Services Home Equity Loan Trust 91-2 A
 7.70% 09/15/06  ...................................        58,044        58,189
First Union-Lehman Brothers Commercial Mortgage
Series 97-C1 A1 7.15% 02/18/04 .....................        95,789       100,519
Lehman Large Loan 97-LLI A1
 6.79% 06/12/04  ...................................       149,185       154,313
Merrill Lynch Mortgage Investors-Series C1-A1
 6.95% 06/18/29  ...................................        96,909       100,422
Mortgage Capital Funding-Series 96-MC2 A1
 6.758% 12/21/26  ..................................       191,758       197,241
NationsBank Credit Card Master Trust 93-2 A
 6.00% 12/15/05  ...................................       145,000       145,885
Nomura Asset Securities-Series 95-MD3 A1A
 8.17% 03/04/20  ...................................        65,648        68,889
Norwest Asset Securities-Series 97-1 A8
 7.25% 02/25/12  ...................................        96,160        99,724

--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT*        VALUE
                                                                        (U.S. $)
                                                  ------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
  Residential Accredit Loans
   Series 96-QS2 A6 7.45% 04/25/23 ..................   $   75,000   $   76,852
   Series 96-QS3 AI3 7.29% 06/25/26 .................      175,000      176,887
   Series 97-QS1 A8 6.75% 02/25/27 ..................      200,000      201,031
   Series 97-QS1 A8 6.75% 02/25/27 ..................      140,000      140,202
   Series 96-A4 A5 7.50% 04/25/27 ...................      100,000      102,094
   Series 97-QS6 A5 7.50% 06/25/12 ..................      210,500      219,282
   Series 97-QS4 A3 7.25% 05/25/27 ..................       75,000       76,160
  Residential Funding Mortgage-Series 1994-S10
   6.50% 03/25/09 ...................................      100,000      102,072
                                                                      ---------
  Total Collateralized Mortgage Obligations
   (cost $2,723,958) ................................                 2,778,661
                                                                      ---------
  MUNICIPAL BONDS - 0.29%
  Philadelphia, Pennsylvania Authority For Industrial
   Development Tax Claim Revenue
   Class A 6.488% 06/15/04 ..........................       95,611       96,089
                                                                      ---------
   Total Municipal Bonds (cost $95,611) ..............                   96,089
                                                                      ---------

  U.S. TREASURY OBLIGATIONS - 6.86%
   U.S. Treasury Bond 6.25% 08/15/23 ................      500,000      523,600
   U.S. Treasury Note 5.625% 12/31/99 ...............      500,000      502,620
   U.S. Treasury Note 5.75% 10/31/02 ................      100,000      101,355
   U.S. Treasury Note 6.25% 08/31/00 ................      100,000      102,137
   U.S. Treasury Note 6.25% 02/15/03 ................      250,000      259,030
   U.S. Treasury Note 6.50% 05/15/05 ................      130,000      137,623
   U.S. Treasury Note 6.50% 08/15/05 ................      165,000      174,750
   U.S. Treasury Note 6.75% 04/30/00 ................       50,000       51,456
   U.S. Treasury Note 7.00% 07/15/06 ................       25,000       27,383
   U.S. Treasury Note 7.25% 08/15/04 ................      395,000      433,189
                                                                      ---------
  Total U.S. Treasury Obligations
   (cost $2,240,561) ................................                 2,313,143
                                                                      ---------
                                                            NUMBER
                                                          OF SHARES
  COMMON STOCK - 0.42%
  REAL ESTATE - 0.42%
  Kilroy Realty .....................................        5,000      142,500
                                                                      ---------
  Total Common Stock (cost $115,000) ................                   142,500
                                                                      ---------

  PREFERRED STOCK - 0.36%
  Cable, Media & Publishing - 0.36%
**American Radio Systems 11.375% 01/15/09 ...........           60        7,260
  Pegasus Communications Unit pik
   12.75% 01/01/07 ..................................        1,000      114,000
                                                                      ---------
  Total Preferred Stock (cost $105,699) .............                   121,260
                                                                      ---------
   REPURCHASE AGREEMENTS - 5.01%
   With JP Morgan Securities 5.56% 02/02/98
    (dated 01/30/98, collateralized by
    $685,000 U.S. Treasury Notes
    6.875% due 07/31/99
    market value $722,341) ..........................      707,000      707,000

12 for current income
STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                         PRINCIPAL       MARKET
                                                          AMOUNT*        VALUE
                                                                        (U.S. $)
                                                  ------------------------------
REPURCHASE AGREEMENTS (Continued)
With PaineWebber 5.57% 02/02/98
 (dated 01/30/98, collateralized by
 $451,000 U.S. Treasury Notes
 6.00% due 08/15/98
 market value $467,072) ..........................       $458,000      $458,000
With Prudential Bache Securites 5.56%
 02/02/98 (dated 01/30/98,
 collateralized by $541,000
 U.S. Treasury Bills
 market value $533,795) ..........................        523,000       523,000
                                                                   ------------
Total Repurchase Agreements
 (cost $1,688,000) ...........................................        1,688,000
                                                                   ------------
TOTAL MARKET VALUE OF SECURITIES - 102.53%
 (cost $34,635,006) ..........................................       34,560,378
LIABILITIES NET OF RECEIVABLES
 AND OTHER ASSETS - (2.53%) ..................................         (854,877)
                                                                   ------------
NET ASSETS APPLICABLE TO 6,005,305 SHARES
 ($.01 PAR VALUE) OUTSTANDING - 100.00% ......................     $ 33,705,501
                                                                   ============
NET ASSET VALUE - STRATEGIC
 INCOME FUND A CLASS
 ($14,352,178 / 2,556,359 shares) ............................          $  5.61
                                                                        =======
NET ASSET VALUE - STRATEGIC
 INCOME FUND B CLASS
 ($11,951,974 / 2,129,810 shares) ............................          $  5.61
                                                                        =======
NET ASSET VALUE - STRATEGIC
 INCOME FUND C CLASS
 ($3,797,150 / 676,328 shares) ...............................          $  5.61
                                                                        =======
NET ASSET VALUE - STRATEGIC
 INCOME FUND INSTITUTIONAL
 CLASS ($3,604,199 / 642,808 shares) .........................          $  5.61
                                                                        =======

COMPONENTS OF NET ASSETS AT JANUARY 31, 1998:
Common stock, $.01 par value, 200,000,000 shares
 authorized to the Fund with 100,000,000 shares
 allocated to Strategic Income Fund A Class,
 25,000,000 shares allocated to Strategic Income
 Fund B Class, 25,000,000 shares allocated
 to Strategic Income Fund C Class, and 50,000,000
 shares allocated to Strategic Income Fund
 Institutional Class .........................................     $ 33,699,307
Distribution in excess of net investment income*** ...........          (11,092)
Accumulated net realized gain on investments .................          103,154
Net unrealized depreciation of investments and foreign
  currencies .................................................          (85,868)
                                                                   ------------
Total net assets .............................................     $ 33,705,501
                                                                   ============


----------
      * Principal amount is stated in the currency in which each bond is denominated.

  A$ - Australian Dollars   Grd - Greek Drakma        Zar - South African Rand
 Gbp - British Pounds      Itl - Italian Lire         Sk - Swedish Kroner
  C$ - Canadian Dollars     NZ$ - New Zealand Dollars   $ - U.S. Dollars

 **Non-income producing security.
***Undistributed net investment income includes net realized gains
   (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.

      cert - certificate        mtg - mortgage         sub - subordinate
      debs - debentures          sr - senior         unsec - unsecured

                           See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1998 (UNAUDITED)

    ASSETS:
Investments at market (cost $34,635,006) ....................        $34,560,378
Dividends and interest receivable ...........................            745,818
Cash and foreign currencies .................................            687,448
Subscriptions receivable ....................................            212,378
Receivable for securities sold ..............................            110,566
Other assets ................................................             37,057
                                                                     -----------
Total assets ................................................         36,353,645
                                                                     -----------
LIABILITIES:
Payable for securities purchased ............................          2,400,150
Other accounts payable and accrued expenses .................            221,282
Liquidations payable ........................................             26,712
                                                                     -----------
Total liabilities ...........................................          2,648,144
                                                                     -----------
TOTAL NET ASSETS ............................................        $33,705,501
                                                                     ===========


                          See accompanying notes
                                                           for current income 13

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JANUARY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest ........................................    $ 1,214,706
Dividends .......................................          4,216    $ 1,218,922
                                                     -----------
EXPENSES:
Management fees .................................         91,175
Distribution expense ............................         78,635
Dividend disbursing and transfer agent fees
 and expenses ...................................         36,990
Registration fees ...............................         27,408
Amortization of organization expenses ...........         16,729
Professional fees ...............................          9,600
Accounting and administration ...................          7,700
Directors' fees .................................          1,863
Taxes (other than taxes on income) ..............          1,196
Custodian fees ..................................          1,104
Reports and statements to shareholders ..........            807
Other ...........................................          1,178
                                                     -----------
                                                         274,385
Less expenses absorbed by Delaware
Management Company, Inc. ........................        (90,108)       184,277
                                                     -----------    -----------
Net investment income ...........................                     1,034,645

NET REALIZED AND UNREALIZED GAIN
ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investment transactions .........................                       416,166
Foreign currencies ..............................                        (8,378)
                                                                    -----------
Net realized gain ...............................                       407,788
Net change in unrealized appreciation/
depreciation of investments and foreign
currencies ......................................                      (217,694)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCIES ..............                       190,094
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS .................................                   $ 1,224,739
                                                                    ===========


                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Six Months      10/01/96*
                                                         Ended           to
                                                        1/31/98        7/31/97
                                                      (Unaudited)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................  $  1,034,645   $    852,824
Net realized gain on investments
  and foreign currencies .........................       407,788        309,154
Net change in unrealized appreciation/depreciation
  on investments and foreign currencies ..........      (217,694)       131,826
                                                    ------------   ------------
Net increase in net assets
  resulting from operations ......................     1,224,739      1,293,804
                                                    ------------   ------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  Stategic Income Fund A Class ...................      (454,869)      (372,603)
  Stategic Income Fund B Class ...................      (338,730)      (225,684)
  Stategic Income Fund C Class ...................      (104,200)       (55,686)
  Stategic Income Fund Institutional Class .......      (139,560)      (200,724)
Net realized gain on investment transactions:
  Stategic Income Fund A Class ...................      (260,060)          --
Stategic Income Fund B Class .....................      (218,691)          --
  Stategic Income Fund C Class ...................       (67,987)          --
  Stategic Income Fund Institutional Class .......       (73,555)          --
                                                    ------------   ------------
                                                      (1,657,652)      (854,697)
                                                    ------------   ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Stategic Income Fund A Class ...................     6,231,111      9,997,064
  Stategic Income Fund B Class ...................     5,746,665      7,087,454
  Stategic Income Fund C Class ...................     2,127,584      2,029,588
  Stategic Income Fund Institutional Class .......        55,484      3,112,438
Net asset value of shares issued upon reinvestment
  of dividends from net investment income and net
  realized gain on investment transactions:
  Stategic Income Fund A Class ...................       528,673        250,324
  Stategic Income Fund B Class ...................       352,302        129,461
  Stategic Income Fund C Class ...................        80,751         23,810
  Stategic Income Fund Institutional Class .......       213,115        194,119
                                                    ------------   ------------
                                                      15,335,685     22,824,258
                                                    ------------   ------------
Cost of shares repurchased:
  Stategic Income Fund A Class ...................    (1,374,278)    (1,269,709)
  Stategic Income Fund B Class ...................      (867,093)      (464,293)
  Stategic Income Fund C Class ...................      (312,883)      (142,624)
  Stategic Income Fund Institutional Class .......       (14,085)       (15,671)
                                                    ------------   ------------
                                                      (2,568,339)    (1,892,297)
                                                    ------------   ------------
Increase in net assets derived from capital
  share transactions .............................    12,767,346     20,931,961
                                                    ------------   ------------
NET INCREASE IN NET ASSETS .......................    12,334,433     21,371,068

NET ASSETS:
Beginning of period ..............................    21,371,068           --
                                                    ------------   ------------
End of period ....................................  $ 33,705,501   $ 21,371,068
                                                    ============   ============
----------
* Date of commencement of trading.

                             See accompanying notes

14 for current income

DELAWARE GROUP INCOME FUND, INC. - STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:


                                         Strategic Income Fund  Strategic Income Fund  Strategic Income Fund Strategic Income Fund
                                                 A Class                B Class                C Class        Institutional Class
                                        ---------------------  ---------------------  ---------------------  ---------------------
                                        Six Months 10/01/96(1) Six Months 10/01/96(1) Six Months 10/01/96(1) Six Months 10/01/96(1)
                                          Ended        to        Ended        to        Ended        to        Ended        to
                                         01/31/98   07/31/97    01/31/98   07/31/97    01/31/98   07/31/97    07/31/97   07/31/97
                                        (Unaudited)            (Unaudited)            (Unaudited)            (Unaudited)

 Net asset value, beginning
     of period.........................  $5.700     $5.500      $5.700     $5.500      $5.700     $5.500      $5.700     $5.500

 Income from investment operations:
     Net investment income(2) .........   0.231      0.337       0.209      0.308       0.209      0.313       0.238      0.367
     Net realized and unrealized gain
     from investments and
     foreign currencies ...............   0.019      0.204       0.022      0.203       0.022      0.198       0.021      0.187
     Total from investment operations .   0.250      0.541       0.231      0.511       0.231      0.511       0.259      0.554

 Less dividends and distributions:
     Dividends from net
       investment income ..............  (0.220)   (0.341)      (0.201)    (0.311)     (0.201)    (0.311)     (0.229)    (0.354)
     Distributions from net
     realized gain on
     investment transactions .........   (0.120)      -         (0.120)       -        (0.120)       -        (0.120)       -
     Total dividends and distributions   (0.340)   (0.341)      (0.321)    (0.311)     (0.321)    (0.311)     (0.349)    (0.354)

 Net asset value, end of period ......   $5.610    $5.700       $5.610     $5.700      $5.610     $5.700      $5.610     $5.700

 Total return(3) .....................    4.54%    10.11%        4.19%      9.53%       4.19%      9.53%       4.70%     10.36%

 Ratios and supplemental data:
     Net assets, end of period
       (000 omitted) .................  $14,352    $9,144       $11,952    $6,878      $3,797     $1,944      $3,604     $3,405
     Ratio of expenses to average
       net assets ....................    1.00%     1.00%         1.75%     1.75%       1.75%      1.75%       0.75%      0.75%
     Ratio of expenses to average
     net assets prior to
     expense limitation ..............    1.64%     2.12%         2.39%     2.87%       2.39%      2.87%       1.39%      1.87%
     Ratio of net investment income
     to average net assets ...........    7.60%     7.76%         6.86%     7.01%       6.86%      7.01%       7.84%      7.90%
     Ratio of net investment income
     to average net assets
     prior to expense limitation .....    6.96%     6.64%         6.22%     5.89%       6.22%      5.89%       7.20%      6.78%
     Portfolio turnover ..............     162%      183%          162%      183%        162%       183%        162%       183%

----------
(1) Date of commencement of trading; ratios have been annualized and total returns have not been annualized.
(2) Per share information for the six months ended January 31, 1998 was based on the average shares outstanding method.
(3) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for B Class and 1% for C Class.

                                                           for current income 15

DELAWARE GROUP INCOME FUNDS, INC. - STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1998
(UNAUDITED)
--------------------------------------------------------------------------------

Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Strategic Income Fund A Class carries a front-end sales charge of 4.75%. The Strategic Income Fund B Class carries a back-end deferred sales charge. The Strategic Income Fund C Class carries a level load deferred sales charge and Strategic Income Fund Institutional Class has no sales charge.

The objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC) the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of daily net assets, 0.625% on the next $500 million and 0.60% on the daily net assets in excess of $1 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd.
(DIAL) with respect to the management of the investment in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses. At January 31, 1998 the Fund had a liability for such fees and other expenses payable to DMC of $12,667.

DMC has elected to waive that portion if any of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 0.75% of average daily net assets of the Fund through July 31, 1998. Total expenses absorbed by DMC for the period ended January 31, 1998 were $90,108.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services for the Fund. For the six months ended January 31, 1998, the Fund expensed $36,990 for dividend disbursing and transfer agent services and $5,475 for accounting services. At January 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $40,720.

16 for current income

--------------------------------------------------------------------------------

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended January 31, 1998, DDLP earned $13,211 for commissions on sales of the Fund A Class shares. At January 31, 1998 the Fund had a liability to DDLP for distribution fees and other expenses payable of $81,380.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the six months ended January 31, 1998, the Fund made purchases of $33,563,733 and sales of $21,387,013 of investment securities other than U.S. government securities and temporary cash investments.

At January 31, 1998, the aggregate cost of securities for federal income tax purposes was $34,636,471.

At January 31, 1998, unrealized depreciation for federal income tax purposes aggregated $76,093 of which $596,042 related to unrealized appreciation of securities and $672,135 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                         Six Months    10/01/96*
                                                           Ended          to
                                                          1/31/98       7/31/97
Shares sold:
Strategic Income Fund A Class ......................    1,102,820     1,786,116
Strategic Income Fund B Class ......................    1,014,103     1,266,123
Strategic Income Fund C Class ......................      376,435       361,988
Strategic Income Fund Institutional Class ..........        9,636       565,743

Shares issued upon reinvestment of dividends from
net investment income and net realized gain
on investments:
Strategic Income Fund A Class ......................       93,900        44,619
Strategic Income Fund B Class ......................       62,619        23,076
Strategic Income Fund C Class ......................       14,346         4,239
Strategic Income Fund Institutional Class ..........       38,045        34,615
                                                        2,711,904     4,086,519

Shares repurchased:
Strategic Income Fund A Class ......................     (244,050)     (227,046)
Strategic Income Fund B Class ......................     (153,334)      (82,777)
Strategic Income Fund C Class ......................      (55,297)      (25,383)
Strategic Income Fund Institutional Class ..........       (2,467)       (2,764)
                                                         (455,148)     (337,970)
Net Increase .......................................    2,256,756     3,748,549

----------
* Date of commencement of trading.

5. Lines of Credit
The Fund has a committed line of credit for $300,000. No amount was outstanding at January 31, 1998, or at any time during the six month period.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. A fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

7. Market and Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE INVESTMENTS FAMILY OF FUNDS     FOR CURRENT INCOME
                                         Delchester Fund
FOR GROWTH OF CAPITAL                    High-Yield Opportunities Fund
Aggressive Growth Fund                   Strategic Income Fund
Trend Fund                               U.S. Government Fund
DelCap Fund                              Delaware-Voyageur
Small Cap Value Fund                       U.S. Government Securities Fund
U.S. Growth Fund                         Limited-Term Government Fund
Growth Stock Fund
Tax-Efficient Equity Fund                FOR TAX-EXEMPT INCOME
                                         National High Yield Municipal Bond Fund
FOR TOTAL RETURN                         Tax-Free USA Fund
Social Awareness Fund                    Tax-Free Insured Fund
Blue Chip Fund                           Tax-Free USA Intermediate Fund
Devon Fund                               State Tax-Free Funds*
Decatur Total Return Fund
Decatur Income Fund                      MONEY MARKET FUNDS
REIT Fund                                Delaware Cash Reserve
Delaware Fund                            Tax-Free Money Fund

FOR INTERNATIONAL DIVERSIFICATION        ASSET ALLOCATION FUNDS
Emerging Markets Fund                    Growth Portfolio
New Pacific Fund                         Balanced Portfolio
Overseas Equity Fund                     Income Portfolio
International Equity Fund
Global Assets Fund
Global Bond Fund

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

[Photo of Keyboard]

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF STRATEGIC INCOME FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Strategic Income Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
INVESTMENT MANAGER
Delaware Management Company
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

[Photo of globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.


DELAWARE
INVESTMENTS
=====================
Philadelphia o London

Copy Rights Delaware Distributors, L.P.
Printed in the USA
on recycled paper

SA-125 [1/98] PP3/98
(544)